UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: December 7, 2023

TSR, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38838	13-2635899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 231-0333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	TSRI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TSR, Inc. (the “Company”) was held on December 7, 2023, at 11:00 a.m. Eastern Time, via webcast at https://www.cstproxy.com/tsrconsulting/2023. Stockholders considered four proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on November 3, 2023.

At the beginning of the Annual Meeting, there were 1,895,717 shares of common stock present at the Annual Meeting in person or by proxy, which represented approximately 83.7% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The final voting results are reported below.

Proposal No. 1: Election of one Class II Director for a three (3) year term.

The Company’s stockholders elected the nominee, Robert Fitzgerald, for Class II Director, and the voting results are set forth below:

For	Withhold	Broker Non-Vote
1,262,538	233,640	399,539

Proposal No. 2: Ratification of appointment of CohnReznick LLP as the Company’s independent registered accountant for the 2024 fiscal year.

The Company’s stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered accountant for the 2024 fiscal year, and the voting results are set forth below:

For	Against	Abstain
1,881,109	11,608	3,000

Proposal No. 3: Approval, on a non-binding advisory basis, of the compensation program of the Company’s named executive officers.

The Company’s stockholders gave advisory approval of the compensation program of the Company’s named executive officers, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
1,483,921	7,328	5,019	399,539

Proposal No. 4: Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the personal liability of directors and executive officers for monetary damages for breach of the fiduciary duty of care.

The Company’s stockholders did not approve amending the Company’s Certificate of Incorporation to eliminate-the personal liability of directors and executive officers, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Vote
1,345,691	147,333	3,154	399,539

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, Inc.

By:	/s/ John G. Sharkey
John G. Sharkey
Senior Vice President and Chief Financial Officer

Dated: December 8, 2023

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